Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631

VALIC Company I

Small Cap Value Fund

(the “Fund”)

Supplement dated July 22, 2021 to the Summary Prospectuses and the Prospectuses of the Fund, each dated May 25, 2021, as

supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Phillip Hart, CFA	2012*	Managing Director, Head of U.S. Structured Equity Small and Mid Cap Team
Wonseok Choi	2019*	Managing Director, Head of U.S. Structured Equity Quantitative Research
Jonathan Tse	2019*	Executive Director, Quantitative Research
Akash Gupta	2019*	Executive Director, Fundamental Research
*	Includes management of the Predecessor Fund.

The section of the Prospectus entitled “Management-Investment Subadvisers- J.P. Morgan Investment Management Inc. (“JPMIM”)- The Small Cap Value Fund is deleted in its entirety and replaced with the following:

The Small Cap Value Fund is managed by Phillip Hart, Wonseok Choi, Jonathan L. Tse and Akash Gupta. Mr. Hart, managing director, is the head of the U.S. Structured Equity Small and Mid Cap Group. An employee since 2003, his responsibilities include managing all of the structured equity small-cap strategies. Previously, he worked on quantitative research and the daily implementation and maintenance of portfolios for the group. Phillip obtained a B.A. in economics from Cornell University and is a CFA charterholder.

Mr. Choi, managing director, is the head of quantitative research for the U.S. Structured Equity Group. An employee since 2006, he is responsible for conducting quantitative research on proprietary models utilized in portfolio management. Prior to joining the firm, Wonseok worked as a research manager at Arrowstreet Capital, L.P., where he was involved in developing and enhancing the firm’s forecasting, risk, and transaction-cost models. Wonseok holds a Ph.D. in economics from Harvard University and a B.A. in economics from Seoul National University.

Mr. Tse, executive director, is a member of the quantitative research team for the U.S. Structured Equity Group. He joined the firm in August 2004 as an analyst in the U.S. Structured Equity Group. Prior to joining the firm, Jonathan worked as a summer intern for UBS and Credit Suisse First Boston in software and database development. Jonathan graduated in May 2004 with a B.S. in computer engineering from Columbia University. Jonathan is a CFA charterholder.

Mr. Gupta, executive director, is an analyst in the U.S. Structured Equity Small and Mid Cap Group and has been a member of the team since 2008. An employee since 2004, Akash previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. Akash holds a B.Tech. in electronics & communication (Gold Medalist) from I.I.T. (Indian Institute of Technology) in Roorkee,

India and an M.B.A. in analytical finance from the ISB (Indian School of Business) in Hyderabad, India. He is also a CFA charterholder and a certified Financial Risk Manager (FRM).

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)
Registration No. 002-83631

VALIC Company I

Small Cap Value Fund

(the “Fund”)

Supplement dated July 22, 2021 to the Statement of Additional Information

(“SAI”) of the Fund, dated May 25, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Portfolio Managers— Other Accounts” is revised as follows:

The sub-section entitled “Small Cap Value Fund —JPMIM” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of March 31, 2021)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
	JPMIM	Phillip Hart	14	$6,862	2	$918	2	$937
Small Cap Value Fund		Wonseok Choi	16	$8,497	1	$114	3	$985
		Jonathan L. Tse	16	$8,497	1	$114	3	$985
		Aksah Gupta	13	$6,862	1	$114	3	$985

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.